Exhibit 99.1

Sandler O'Neill + Partners 2011 East Coast Financial Services Conference November 9-11, 2011

Overview of Park Sterling Business Highlights Formed in October 2006 Largest de novo raise in NC history ($45 million) Scalable Jack Henry Silverlake(r) platform Pre-IPO Grew to $488 million in total assets FDIC bid-eligible institution Initial Public Offering Raised gross proceeds of $150.2 million Supplemented management team Reconstituted board of directors Post-IPO Opened de novo offices in Charleston, SC Greenville/Spartanburg, SC Research Triangle, NC Completed merger with Community Capital Corporation (November 1, 2011) Estimated with Community Capital * # # Estimates based on 2010Q3 information and original preliminary estimates of fair market value adjustments from due diligence; will be refreshed in 2011Q4 utilizing updated balances, assumptions and market conditions. * Non-GAAP measures.

Five Unique Characteristics Vision Capital Structure Leadership Charleston Columbia Greenville/ Spartanburg Wilmington Charlotte Research Triangle Greensboro Richmond Hampton Roads Market Opportunity Strategy Create an $8-10 billion regional bank focused on Virginia and the Carolinas. Diversified by geography and lines of business. Characterized by a return to soundness, profitability and growth. Noted for exceptional risk management, market management, relationship management and client service Focus on markets that are known well to management. Utilize community banking model successfully executed by team. Pursue M&A opportunities and de novo offices. Deliver exceptional client services. Embrace highest standards of corporate governance Extraordinary leadership for institution of our size and aspiration. Deep experience in target markets. Complete breadth of skills. Unusually deep bench for community bank. Able to attract and retain exceptional talent Attractive long-term economic and demographic characteristics. Dearth of traditional regional banks. Existing capital for safety, soundness and growth. Exceptional institutional investor base for size. Liquid currency for investors and partners.

Disclosures Forward Looking Statements This presentation contains, and Park Sterling Corporation and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations, plans or forecasts of future events, results and condition, including financial and other estimates and expectations regarding the merger with Community Capital Corporation, the general business strategy of engaging in bank mergers, organic growth including branch openings and anticipated asset size, expansion of product capabilities, anticipated loan growth, refinement of the loan loss allowance methodology, recruiting of key leadership positions, decreases in construction and development loans and other changes in loan mix, changes in deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance, charge-offs, delinquency trends and nonperforming loan and asset levels, residential sales activity and other similar matters. These statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to management at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure to realize synergies and other financial benefits from the merger with Community Capital within the expected time frame; increases in expected costs or difficulties related to integration of the Community Capital merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans or in the value of guarantor support for those loans, where applicable; deterioration in the value of securities held in our investment securities portfolio; failure of assumptions underlying the utilization of our deferred tax assets; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting and the impact on Park Sterling's financial statements; Park Sterling's ability to attract new employees; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. Non-GAAP Measures Preliminary estimated combined balances are based on 2010Q3 information and original preliminary estimates of fair market value adjustments from due diligence; will be refreshed in 2011Q4 utilizing updated balances, assumptions and market conditions.